EXHIBIT 10(t)

                    NORTHROP GRUMMAN CORPORATION

               EXECUTIVE DEFERRED COMPENSATION PLAN

                         Plan Design Outline


PLAN PURPOSE:

To provide executives with a capital accumulation opportunity through deferrals of compensation that is disallowed for tax deduction under IRS Code Section 162(m)


PLAN YEAR:  January 1 to December 31


ADMINISTRATIVE COMMITTEE:

The Compensation and Management Development Committee of the
Board of Directors will administer the Plan


ELIGIBILITY FOR PARTICIPATION:

Selected employees of Northrop Grumman designated by the Committee


SOURCES OF DEFERRALS:

Compensation that is disallowed for tax deduction under IRS Code
Section 162(m)


DEFERRAL ACCOUNT:

Amounts of compensation deferrals and investment returns thereon will be credited to a participant's Deferral Account


INTEREST CREDITING RATE:

Interest will be credited to the Account Balance at a rate equal to 115% of the fourth quarter monthly rate of Moody's Average
Corporate Bond rate for each Plan year


VESTING:

Deferral amounts and investment return credited to Deferral
Account are always 100% vested


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DISTRIBUTION OF ACCOUNT BALANCES:

In the event of retirement or long-term disability, the normal form of distribution will be lump sum, 5 or 10 years

In the event of any other termination of employment, the distribution will be in a single lump sum


RISK OF LOSS:

In the event of the Company's bankruptcy or insolvency, amounts deferred under the Plan and earnings on these amounts are treated as Company assets and the rights of Plan Participants would be no greater than those of general creditors of the Company


PLAN AMENDMENT AND TERMINATION:

Board of Directors may amend or terminate the Plan at any time but may not reduce benefits
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                         NORTHROP GRUMMAN CORPORATION

                    EXECUTIVE DEFERRED COMPENSATION PLAN

                              Election Form



I hereby elect to participate in the Northrop Grumman Corporation
Executive Deferred Compensation Plan (the "Plan").


ELECTION TO DEFER COMPENSATION:

     ____ I hereby irrevocably elect to defer 100% of compensation that is disallowed for tax deduction under IRS Code Section 162(m) for the year 1995.


ELECTION TO RECEIVE BENEFIT AMOUNTS:

I hereby irrevocably elect to receive my distribution from the Plan in one of the following payment forms. Please check one.

     _____  Lump Sum

     _____  Annual Installments Of:

            _____   5 years
            _____  10 years


I understand that the Company's obligation to pay benefits under the Plan will be that of an unfunded and unsecured promise of the Company to pay benefits in the future, and my rights to benefits under the Plan will be no greater than those of the Company's unsecured general creditors.



____________________________________    ______________________
Employee Name (please print or type)    Social Security Number


____________________________________    ______________________
Signature                               Date